SERVICE AGREEMENT

Date: 15th September, 2020

To: Global Leaders Academy Limited (called GLA hereafter) of registered office at Room 1701-03, 17/F, The Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong.

From: CS Global Consultancy Limited (called CSGC hereafter) of registered office at Room 2705, 27/F, Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong.

This service agreement is made on 15th September, 2020 between “CS Global Consultancy Limited” and “Global Leaders Academy Limited”.

Subject :

Consultancy Services for Building “Owner’s Mindset & High Execution Culture” Project

The consultancy services would include:

•	Attend Staff Kick-off Meeting
•	Construct Team collaboration spirit, promote Owner’s Mindset & High Execution Corporate Culture (conducted by outsourced training institute in China)
•	Design “Owner’s Mindset & High Execution Culture” program (half-day) and Trainer’s Guide
•	Facilitate “ Owner’s Mindset & High Execution” Coordinators (30 persons) Program (half day)
•	Facilitate “Owner’s Mindset & High Execution” Ambassadors & Internal Trainers (5-6 persons) Program (1 day)
•	Design Development Plan & Project Applications for Internal Trainers (5-6 persons)
•	Provide online Coaching to Internal Trainers (5 to 6 persons)
•	Conduct “Owner’s Mindset & High Execution Culture” Coordinators quarterly review meeting
•	Conduct “Owner’s Mindset & High Execution Culture” Ambassadors & Internal Trainers quarterly review meeting & project application meeting

PAYMENT TERMS

General payment terms as follows:

1)	All received payment is non-refundable.
2)	Any request outside the service scopes is subject to additional quotation.
3)	Payment is due at the end of the month following the month of the invoice.

LEGAL ENTITY

All legal entity and regulatory review of this agreement will be done in accordance with the governance of the laws of Hong Kong, SAR.

AGREEMENT SIGNED BY

This agreement is effective from date of signing and valid until 31st December, 2024.

/s/ Au Sai Man (Authorized Signature and Company Chop)

Saiman Au, Operations Director

For and on behalf of CS Global Consultancy Limited

Date: 15th September, 2020

/s/ Cheung Yiu Chung Bruce (Authorized Signature and Company Chop)

Bruce Cheung, Chief Business Officer

For and on behalf of Global Leaders Academy Limited

Date: 15th September, 2020